UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Sundance Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36302	61-1949225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 700 Denver, CO 80265	(303) 543-5700
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Fourth Amendment to Revolving Credit Facility

On January 13, 2020, Sundance Energy, Inc. (“SEINC”), a wholly owned subsidiary of Sundance Energy Inc., a Delaware corporation and parent company of the Sundance group of companies (the “Company”), entered into an amendment to its credit agreement, dated as of April 23, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to the Fourth Amendment to Credit Agreement (the “Fourth Amendment”), by and among SEINC, as borrower, the Company, as parent guarantor, SEA Eagle Ford, LLC and Armadillo E&P, Inc., as subsidiary guarantors, the lenders party thereto (the “Lenders”), KeyBank National Association, Toronto Dominion (Texas) LLC, as administrative agent (“TD”), Natixis, New York branch, in its individual capacity and Bank of America N.A., providing for the Company’s revolving credit facility (“Revolving Facility”).  The Fourth Amendment implements certain changes in the Revolving Facility in connection with the Company’s recently completed redomiciliation (the “Redomiciliation”), and to effect the appointment of TD as the new administrative agent for the Lenders under the Revolving Facility.

In addition, the Fourth Amendment provides for, among other things, (i) an increased Borrowing Base (as defined in the Credit Agreement) of $210 million, (ii) an increase in the maximum credit amount of $500 million, (iii) elected borrowing commitments of up to $190 million, (iv) the incurrence of unlimited unsecured subordinated indebtedness (subject to certain conditions, including no event of default and pro forma covenant compliance), provided that the Borrowing Base will automatically be reduced by 25% of the aggregate stated amount of such unsecured subordinated indebtedness, (v) interim Borrowing Base adjustments following the acquisition of oil and gas properties having a purchase price of 5% of the existing Borrowing Base or $10 million, whichever is greater, (vi) a revised leverage ratio of 3.5 to 1.0, and a revised minimum interest rate coverage ratio of 1.5 to 1.0 (for such time as there a similar covenant under the Company’s or SEINC’s subordinated indebtedness), (vii) amendments to the maximum permitted hedging to 85% of proved reserves for a rolling 24 month period, and 75% for months 25-60, (viii) an amendment to the definition of “Change of Control”, such that a Change of Control may occur when, among other situations, any person (or group) acquires 35% or more of the Company’s voting securities, or upon the occurrence of a change of control in respect of any indebtedness under which there is an aggregate of $25 million or more outstanding, and (ix) a change in the applicable accounting standard in the Credit Agreement from IFRS to U.S. GAAP.

In connection with the Fourth Amendment, the Company also became party to the Intercreditor Agreement, dated as of April 23, 2018, among SEINC, the grantors party thereto, TD and Morgan Stanley Capital Administrators Inc. (f/k/a Morgan Stanley Energy Capital Inc.), as administrative agent under the Company’s Term Loan Facility (as defined below).

The forgoing summary of the Fourth Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amendment to Amended and Restated Term Loan Credit Facility

On January 13, 2020, SEINC entered into an amendment to its amended and restated credit agreement, dated as of April 23, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), pursuant to the Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”), by and among SEINC, as borrower, the Company, as parent guarantor, SEA Eagle Ford, LLC and Armadillo E&P, Inc., as subsidiary guarantors, the lenders party thereto and Morgan Stanley Capital Administrators Inc. (f/k/a Morgan Stanley Energy Capital Inc.), providing for the Company’s term loan credit facility (“Term Loan Facility”).  The Second Amendment implements certain changes in the Term Loan Facility in connection with the Redomiciliation, including changes in the applicable accounting standard in the Amended and Restated Credit Agreement from IFRS to U.S. GAAP, and also incorporates customary LIBOR replacement provisions.

The forgoing summary of the Second Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On January 14, 2020, the Company issued a press release announcing, among other things, the entry into the Fourth Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1

Fourth Amendment to Credit Agreement, dated as of January  13, 2020, among Sundance Energy, Inc, as borrower, Sundance Energy Inc., as parent guarantor, SEA Eagle Ford, LLC and Armadillo E&P, Inc., as subsidiary guarantors, the lenders party thereto, KeyBank National Association, Toronto Dominion (Texas) LLC, as administrative agent, Natixis, New York branch, in its own capacity and Bank of America N.A.

10.2

Second Amendment to Amended and Restated Term Loan Credit Agreement, dated as of January 13, 2020, among Sundance Energy, Inc., as borrower, Sundance Energy Inc., as parent guarantor, SEA Eagle Ford, LLC and Armadillo E&P, Inc., as subsidiary guarantors, the lenders party thereto, and Morgan Stanley Capital Administrators Inc. (f/k/a Morgan Stanley Energy Capital Inc.), as administrative agent

99.1	Press release of Sundance Energy Inc., dated January 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2020

SUNDANCE ENERGY INC.

	By:	/s/ Cathy L. Anderson
	Name:	Cathy L. Anderson
	Title:	Chief Financial Officer